1 Exhibit 99.1 ENERGY FOCUS, INC. MAY 11, 2016 Following are prepared remarks by James Tu, Executive Chairman and Chief Executive officer, and Marcia J. Miller, Chief Financial Officer of Energy Focus, Inc. from the First Quarter 2016 earnings conference call held with investors on May 11, 2016 at 11am ET. Marcia Miller, Chief Financial Officer: Thank you Cynthia. Good morning everyone and thank you for joining us for Energy Focus’ first quarter 2016 earnings conference call. Today, James Tu, our Executive Chairman, President and Chief Executive Officer, and I will report on our results for the quarter. The news release and our quarterly report filed on form 10-Q have been posted to our website under the Investors section. As a reminder, today’s discussion will include forward-looking statements, including predictions, expectations, estimates or other information that might be considered forward-looking. These forward- looking statements are subject to numerous risks and uncertainties. We encourage you to review our most recent filings with the Securities and Exchange Commission including our 10-K and 10-Q’s for a complete discussion of these factors and other risks that may affect our future results or the market price of our stock. We are not obligating ourselves to publicly release any revisions to these forward-looking statements in light of new information or future events. Now I'd like to turn the call over to James. James Tu, Executive Chairman, President and Chief Executive Officer: Thanks Marcia. Good morning everyone and thank you for your participation in our first quarter 2016 earnings call. In this call, I will focus on updating you on our business as well as our organizational development effort and progress, and Marcia Miller will discuss our financial results in more details. We will then open up the call for questions. Our 1st quarter 2016 financial results symbolized both an enlightening challenge and a transformational opportunity for Energy Focus. As we announced during our 2015 annual earnings call, we anticipated a tough first quarter due to the dramatic Navy sales slowdown during the fourth quarter of 2015 and into the first quarter of 2016. We did finish the first quarter of 2016 in the upper end of the range of our expected sales, and our gross margins remained above our long-term gross margin target of 35%. With our aggressive grass roots sales effort to all six major Naval ports in the country over the past few months, we started to see significant sales resumption across the board during the latter part of first quarter and into the present time, again, as we expected. Therefore we are cautiously optimistic that our military maritime sales will continue to recover from the first quarter sales of approximately $3.8 million and approach our targeted $8-10 million per quarter run rate by the end of 2016. We’re also very pleased to announce that our military 2-foot fixture products have just passed the First Article Test in April, as required by the Naval Sea Systems Command, and we have started to participate in bidding for new ship construction opportunities. Although the new ship construction market is not large at approximately $5-10 million per year, these sales opportunities provide further revenue potential for us to tap into to maintain a healthy and stable annual sales run rate for our military maritime business. Equally exciting, the new 2-foot fixtures also take us a yet another step further toward being able to meet all of the LED lighting needs for the U.S. Navy. The bright spot during the quarter continued to be our commercial sales, which although lower than the seasonably strong 4th quarter, grew 160% over the same period of 2015. During the quarter, we retrofitted 11 hospital buildings for one of the largest global healthcare institutions located in Northeast Ohio, 6

2 additional mall properties for an S&P 500 company focused on owning, managing, leasing, and redeveloping high quality retail throughout the U.S., and 15 stores for one of the largest department store chains in the U.S. We also retrofitted 6 school districts, 5 municipalities and 2 universities. Also, notably, during the quarter, we made our first sales to a military base with the U.S. Coast Guard, and through a channel partner, we obtained our first order from HIMA hospital system in Puerto Rico with 1,100 beds. We also started working on retrofitting the second, 2-million-square-feet factory for the largest tire manufacturer in the world that operates 140 factories worldwide, including 20 in the U.S. Overall, we continue to gain trust and orders from our large government and business customers as their LED retrofit plans proceed, and we expect their enthusiastic testimonials to help us evangelize the verticals we focus on, which today include the public sector, national retailers, healthcare, industrial and education. I’m also pleased to announce that we now have 19 IntelliWorld partners, or IWPs, which are proven and scalable contracting or installation companies that could bring us over $1 mm per year in business. Since Energy Focus does not provide direct labor for project installations, our goal is to work closely with, expand the sales from, and grow the number of our IWPs to generate more repeat business and reduce the volatility of our quarterly sales. Needless to say, we plan to continue actively expanding our IWP network in the coming quarters to multiply the sales opportunities brought by our IWPs. On product development, the first quarter represented an extremely fruitful period as we developed quite a number of new products that we introduced during the April Lightfair. At Energy Focus, we strive to bring our customers the Best Possible Lighting Experience combining the most compelling elements of performance, quality and cost. Energy Focus Tubular LEDs and luminaires are the pinnacle of simplicity, innovation, durability and value in LED adoption. To achieve these goals, we developed and executed a product roadmap with the introduction of seven exciting new products that further complete our indoor LED product portfolio. Notably, we introduced the industry’s first network-ready, control-ready, tubular LED with 0-10V dimming capability, including our Intellitube Network-Ready and 500D Network-Ready series, which also comes with superior optical efficiency at 150 lm/W. This enables us to replace a normal 32-watt fluorescent lamp with an 11-watt LED lamp, thus reducing 2/3rds of the lighting energy consumption. We also introduced a fully integrated T8 Emergency Battery Backup that provides high lm/W and supports dimming. By integrating the batteries inside the tube, any location can add emergency lighting with ease at a dramatically lower total replacement cost. We also completed our tubular LED portfolio by introducing a T5 replacement tube that incorporates high lumen output. At 26W, this High Output product produces 3,380 lumens to replace a 52W T5 fluorescent lamp. These new offerings expand our addressable market potential and move us yet another step ahead toward becoming the primary source of LED lighting for our government and business customers. As you all know, since our restructuring started in the middle of 2013, Energy Focus has grown tremendously by being extremely focused in carrying out our singular goal to be the most trust LED lighting providers for government and business entities alike. With our sales expanding from $4 million in 2013, to $22 million in 2014 to $64 million in 2015, our organization also grew significantly from 40 people to now about 125 full-time employees during the same period of time. Today, after having regrouped, pivoted and expanded constantly over the past three years, we have marquee customers in multiple verticals, and we run global engineering and supply chain operations with a production facility in the U.S. that has expanded to four times the size it was three years ago. And today, although we are still as nimble and as passionate as a startup in this early stage of LED lighting adoption, we’re a more complex organization with much higher sales, broader product lines, and quite a number of marquee customers that constantly demand and deserve the best quality of products and service. With a vision to be the most trusted LED lighting partner for our customers, we must continue to transform ourselves to be the most effective, efficient, agile and preeminent company in the rapidly evolving LED lighting industry. For Energy Focus to grow to the next level with absolute excellence and optimal speed, we’ve recently instituted a broad range of organizational and personnel changes. As we announced this morning, we are extremely delighted to have Gail Thakarar join us as our Chief People Officer. Gail brought to us a proven, successful global talent development and human resources expansion experience. We’re excited about the changes and contributions she will be facilitating to help us build our people and cultural foundation further for the next wave of growth ahead. The reorganization also resulted in the resignation

3 of our ex-president and COO Eric Hilliard. Eric has contributed to the company’s growth over the past three years especially in the Navy market. He remains a friend of Energy Focus and we wish him the best in his future career pursuits. Meantime, we promoted 7 proven and highly capable leaders within the company to further sharpen our focus to execute our business development plans in various vertical markets and further improve our operations. We are also in the process of filling several executive positions to significantly expand our capacities and capabilities to meet our aggressive growth plans in the coming years. These proactive leadership changes, which we estimate will take another 3-6 months to complete, aim to empower our upcoming leaders, foster stronger teamwork and elevate the level of excellence across all domain competences to vastly strengthen our high performing culture. For the 2nd quarter, at this point, we are projecting $10-12 million in sales with gross margins over our long-term target of 35%. We continue to anticipate military sales to grow from the 1st quarter level, and commercial sales to stay on their strong year-over-year growth track. While it’s still too early for us to provide financial guidance more than a quarter ahead, as we continue to expand our organization, build our brand awareness in our focused verticals, and strengthen our leadership structure that results in stronger execution and accountability, we believe that we will be able to continue to grow from the low point we experienced during the 1st quarter 2016. Now I’d like to turn the call to Marcia for more specifics on our financial performance in the quarter, after which we will be happy to answer any questions you might have. Marcia? Marcia Miller, Chief Financial Officer: Thank you James. Net sales for the first quarter were $8.4 million, and were near the higher end of our first quarter guidance of $7 to $9 million, but were down 33% compared to the first quarter of 2015. The decrease was the result of $7 million in lower sales to the U.S. Navy due to the slowdown in this market that we discussed on our March 10th earnings call. This decrease was partially offset by a 160% increase in commercial products sales to $4.6 million. For the quarter, commercial products sales comprised 55% of the total, while military maritime products sales comprised 45% of the total. This shift in product mix resulted in gross margins of 37.3%; a decline of 3.6 points from the first quarter of 2015. We have said that our gross margins would decrease from the levels we saw in 2015 when sales of commercial products became a bigger part of our total sales. Operating expenses of $5.1 million increased by $1.2 million from the prior year’s quarter. The increase in product development expenses by $262 thousand can be partially attributed to our Taiwan R&D and product development office, which we opened in July 2015. We source a significant portion of our commercial product from Asia and having engineering resources close to our vendor partners allows us to ensure product quality and puts us closer to the technology innovation happening in Asia. Additionally, we added personnel in the U.S. for both military and commercial product development. Selling, general and administrative expenses increased $970 thousand from the prior year’s quarter to $4.3 million, although they were down $900 thousand from the fourth quarter of 2015 due in large part to lower commissions on military maritime product sales. The increase in SG&A from the prior year is the result of our efforts to build the sales and related administrative infrastructure to support our growth efforts particularly for our commercial products sales including higher salaries & related benefits, higher trade show and travel expenses, and higher consulting services. At the end of the first quarter, we had about 40 sales, marketing, and sales support personnel compared to 25 at the end of the first quarter of 2015. We did slow down our hiring during the first quarter and had 123 full-time employees at the end of the March – about equal to the number at the end of December. We have resumed adding personnel in the second quarter to build our infrastructure and leadership team to support our geographic expansion and market penetration.

4 Included in the quarter is a small expense for various states’ income taxes. Due to the operating loss incurred in the quarter and after the application of the annual limitation under Section 382 of the Internal Revenue code, we recorded no provision for U.S. federal income taxes and have a full valuation allowance recorded against our deferred tax assets. At 12/31/2015, we had NOLs of approximately $69.1 million; however due to changes in our capital structure, approximately $14.8 million of this amount is available to us to offset future taxable income after the application of the limitations under Section 382 of the U.S. tax code. As a result of the annual application of this limitation, in 2016, we expect to have approximately $6.0 million of the NOL available for use. The loss from continuing operations for the first quarter of 2016 was $2 million compared to income from continuing operations of $1.2 million in the prior year’s first quarter. Discontinued operations in the current year’s quarter included legal fees incurred for the arbitration associated with our pool products business that we sold in November 2013. We settled this matter during the quarter and released the $300 thousand in cash remaining in escrow to the buyer. Discontinued operations in the prior year’s quarter included the results of our former United Kingdom subsidiary, our former turnkey solutions business, as well as legal fees incurred in relation to the pool products business. The net loss for the quarter was $2 million, or 17 cents per share, compared to net income of $1.2 million or 11 cents per diluted share in the prior year’s first quarter. In regard to the balance sheet, our cash position remained strong with $30.1 million in cash and no debt at March 31, 2016. Our inventory balance stood at $11.5 million at the end of March, representing an increase during the quarter of $3.8 million, with increases in commercial products to support our anticipated growth in demand and increases in military maritime products due to previously issued purchase commitments. We expect our inventory levels may rise somewhat from where they currently stand so that we can meet our commercial customers’ delivery requirements. Our accounts receivable balance was $6 million at March 31, 2016 compared to $10.1 million at the end of the fourth quarter. Days sales outstanding was 29 at March 31, 2016 compared to 23 at the end of December. Turning to the cash flow statement, net cash used in operating activities of $4.2 million for the first quarter of 2016 resulted from the net loss, as well as the increased inventory I just mentioned, lower accounts payable related to inventory purchases and lower accrued sales commissions and bonus incentives. This was partially offset by the decrease in accounts receivable. Net cash used in investment activities was $311 thousand and resulted from the implementation of new modules and capabilities for our ERP system. Net cash provided by financing activities for the first quarter of 2016 was $14 thousand and resulted from the proceeds received for the exercise of stock options. We have said that our operating expenses are expected to continue to grow, although they did decline in the first quarter of 2016 from the fourth quarter of 2015 due mostly to lower commissions on lower sales. As I said earlier, we are planning to continue to build our business development infrastructure and strengthen our management team, and are working toward adding an additional 10-15 people in product development, sales & marketing and G&A during the second quarter, with continued additions throughout the remainder of the year to support our growth plans. Additionally, in late-March, we signed a 64 month lease for a larger office in New York City replacing our month-to-month lease arrangement. In April, we signed a new lease agreement for our Solon, Ohio headquarters and manufacturing facility. The new lease consolidated and extended our prior lease agreements to July 2022, and we now have a total of over 116 thousand square feet in Solon. We will be holding our annual stockholders’ meeting in Solon on June 15 and invite anyone in the area to join us for the meeting and to see demonstrations of our new network-ready products. End of prepared remarks